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                                  EXHIBIT 99.18
                               (POWER OF ATTORNEY)
                          SIGNATURES AND CERTIFICATION


          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Portland, Oregon on October 14, 1995.

                                   THE CRABBE HUSON SMALL CAP FUND


                                   By: /s/ Richard S. Huson
                                      -----------------------------------------
                                         Richard S. Huson, President

          We, the undersigned Directors and Officers of THE CRABBE HUSON SMALL CAP FUND, do hereby constitute and appoint Richard S. Huson our true and lawful attorney and agent, to do any and all acts and things in our name and behalf in our capacities as Directors and Officers, and to execute any and all instruments for us and in our name in the capacities indicated below, which said attorney and agent may deem necessary or advisable to enable said Fund to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940 and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with this Registration Statement, including specifically, but not without limitation, the power and authority to sign for us or any of us in our names in the capacities indicated below, any and all amendments (including post-effective amendment) hereto; and we do hereby ratify and confirm that said attorney and agent shall do or cause to be done by virtue hereof.

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on October 14, 1995, by the following persons in the capacities indicated:

(1)  Principal Executive Officers:

     /s/ Richard S. Huson                                              President
     -----------------------------------
     Richard S. Huson

(2)  Principal Accounting and
     Financial Officer

     /s/ Cheryl A. Burgermeister                                       Treasurer
     -----------------------------------
     Cheryl A. Burgermeister

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(3)  Directors:

     /s/ Gary L. Capps                                                  Director
     -----------------------------------
     Gary L. Capps

     /s/ James E. Crabbe                                                Director
     -----------------------------------
     James E. Crabbe

     /s/ Richard S. Huson                                               Director
     -----------------------------------
     Richard S. Huson

     /s/ William Wendell Wyatt                                          Director
     -----------------------------------
     William Wendell Wyatt

     /s/ Craig P. Stuvland                                              Director
     -----------------------------------
     Craig P. Stuvland

     /s/ Louis Scherzer                                                 Director
     -----------------------------------
     Louis Scherzer

     /s/ Bob L. Smith                                                   Director
     -----------------------------------
     Bob L. Smith

     /s/ Richard P. Wollenberg                                          Director
     -----------------------------------
     Richard P. Wollenberg


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